Exhibit 99.1

ENTRAVISION COMMUNICATIONS CORPORATION REPORTS

FIRST QUARTER 2011 RESULTS

SANTA MONICA, CALIFORNIA, May 5, 2011 – Entravision Communications Corporation (NYSE: EVC) today reported financial results for the three-month period ended March 31, 2011.

Historical results, which are attached, are in thousands of U.S. dollars (except share and per share data). This press release contains certain non-GAAP financial measures as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each of these non-GAAP financial measures, and a table reconciling each of these non-GAAP financial measures to its most directly comparable GAAP financial measure, is included beginning on page 6. Unaudited financial highlights are as follows:

	Three-Month Period Ended March 31,
	2011	2010	% Change
Net revenue	$44,044	$43,073	2%
Operating expenses (1)	30,064	29,824	1%
Corporate expenses (2)	3,745	3,748	(0)%
Consolidated adjusted EBITDA (3)	10,408	9,528	9%
Free cash flow (4)	$(1,550)	$(2,600)	(40)%
Free cash flow per share (4)	$(0.02)	$(0.03)	(33)%
Net income (loss) applicable to common stockholders	$(4,432)	$(2,184)	103%
Net income (loss) per share applicable to common stockholders, basic and diluted	$(0.05)	$(0.03)	67%
Weighted average common shares outstanding, basic and diluted	85,039,298	84,430,204

(1)	Operating expenses include direct operating, selling, general and administrative expenses. Included in operating expenses are $0.2 million and $0.3 million of non-cash stock-based compensation for the three-month periods ended March 31, 2011 and 2010, respectively. Operating expenses do not include corporate expenses, depreciation and amortization, impairment charge, gain (loss) on sale of assets and gain (loss) on debt extinguishment.
(2)	Corporate expenses include $0.2 million and $0.2 million of non-cash stock-based compensation for the three-month periods ended March 31, 2011 and 2010, respectively.
(3)	Consolidated adjusted EBITDA means net income (loss) plus gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation included in operating and corporate expenses, other income (loss), net interest expense, gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization less syndication programming payments. We use the term consolidated adjusted EBITDA because that measure is defined in our revolving credit facility and does not include gain (loss) on sale of assets, depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation, other income (loss), net interest expense, gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and does include syndication programming payments. While many in the financial community and we consider consolidated adjusted EBITDA to be important, it should be considered in addition to, but not as a substitute for or superior to, other measures of liquidity and financial performance prepared in accordance with accounting principles generally accepted in the United States of America, such as cash flows from operating activities, operating income and net income. As consolidated adjusted EBITDA excludes non-cash gain (loss) on sale of assets, non-cash depreciation and amortization, non-cash impairment charge, non-cash stock-based compensation expense, other income (loss), net interest expense, gain (loss) on debt extinguishment, income tax (expense) benefit, equity in net income (loss) of nonconsolidated affiliate, non-cash losses and syndication programming amortization and includes syndication programming payments, consolidated adjusted EBITDA has certain limitations because it excludes and includes several important non-cash financial line items. Therefore, we consider both non-GAAP and GAAP measures when evaluating our business. Consolidated adjusted EBITDA is also used to make executive compensation decisions.
(4)	Free cash flow is defined as consolidated adjusted EBITDA less cash paid for income taxes, net interest expense and capital expenditures. Net interest expense is defined as interest expense, less non-cash interest expense relating to amortization of debt finance costs, less non-cash interest expense relating to discount amortization on our $400 million aggregate principal amount of 8.750% senior secured first lien notes due 2017 (the “Notes”), less interest income and less the change in the fair value of our interest rate swaps. Free cash flow per share is defined as free cash flow divided by the basic or diluted weighted average common shares outstanding.

Entravision Communications

Commenting on the Company’s earnings results, Walter F. Ulloa, Chairman and Chief Executive Officer, said, “During the first quarter, we achieved revenue growth primarily driven by retransmission consent revenue despite continuing challenges in the advertising environment. Our audience shares remain strong, and we believe we are well positioned to benefit as the U.S. Hispanic market continues to expand and advertisers increasingly recognize the importance of reaching our target audience. The release of the 2010 U.S. census data reconfirms the growth and importance of the U.S. Hispanic population and our position in some of the fastest-growing and most densely-populated Hispanic markets. We remain focused on improving our operating performance while continuing to carefully manage our costs.”

Financial Results

Three Months Ended March 31, 2011 Compared to Three Months Ended March 31, 2010

(Unaudited)

	Three-Month Period Ended March 31,
	2011	2010	% Change
Net revenue	$44,044	$43,073	2%
Operating expenses (1)	30,064	29,824	1%
Corporate expenses (1)	3,745	3,748	(0)%
Depreciation and amortization	4,732	4,723	0%

Operating income (loss)	5,503	4,778	15%
Interest expense, net	(9,441)	(5,431)	74%
Other income (loss)	687	—	NM

Income (loss) before income taxes	(3,251)	(653)	398%
Income tax (expense) benefit	(1,181)	(1,410)	(16)%

Net income (loss) before equity in net income (loss) of nonconsolidated affiliates	(4,432)	(2,063)	115%
Equity in net income (loss) of nonconsolidated affiliates, net of tax	—	(121)	(100)%

Net income (loss)	$(4,432)	$(2,184)	103%

(1)	Operating expenses and corporate expenses are defined on page 1.

Net revenue increased to $44.0 million for the three-month period ended March 31, 2011 from $43.1 million for the three-month period ended March 31, 2010, an increase of $0.9 million. The increase came from our television segment and was primarily attributable to retransmission consent revenue.

Operating expenses increased to $30.1 million for the three-month period ended March 31, 2011 from $29.8 million for the three-month period ended March 31, 2010, an increase of $0.3 million. The increase was primarily attributable to an increase in salary expense as a result of the partial restoration of employee salaries in 2011 and expenses associated with Lotus/Entravision Reps LLC, partially offset by a decrease in salary expense due to reductions of personnel and other cost reduction measures.

Corporate expenses were $3.7 million for each of the three-month periods ended March 31, 2011 and 2010.

Entravision Communications

Segment Results

The following represents selected unaudited segment information:

	Three-Month Period Ended March 31,
	2011	2010	% Change
Net Revenue
Television	$30,668	$29,645	3%
Radio	$13,376	$13,428	(0)%

Total	$44,044	$43,073	2%
Operating Expenses (1)
Television	$17,830	$17,957	(1)%
Radio	12,234	11,867	3%

Total	$30,064	$29,824	1%
Corporate Expenses (1)	$3,745	$3,748	(0)%
Consolidated adjusted EBITDA (1)	$10,408	$9,528	9%

(1)	Operating expenses, Corporate expenses, and Consolidated adjusted EBITDA are defined on page 1.

Entravision Communications Corporation will hold a conference call to discuss its 2011 first quarter results on May 5, 2011 at 5 p.m. Eastern Time. To access the conference call, please dial 412-858-4600 ten minutes prior to the start time. The call will be webcast live and archived for replay on the investor relations portion of the Company’s Web site located at www.entravision.com.

Entravision Communications Corporation is a diversified Spanish-language media company utilizing a combination of television, radio and digital operations to reach Hispanic consumers across the United States, as well as the border markets of Mexico. Entravision is the largest affiliate group of both the top-ranked Univision television network and Univision’s TeleFutura network, with television stations in 20 of the nation’s top 50 Hispanic markets. The company also operates one of the nation’s largest groups of primarily Spanish-language radio stations, consisting of 48 owned and operated radio stations. Additionally, Entravision has a variety of cross-platform digital content and sales offerings designed to capitalize on the company’s leadership position within the Hispanic broadcasting community. Entravision shares of Class A Common Stock are traded on The New York Stock Exchange under the symbol: EVC.

This press release contains certain forward-looking statements. These forward-looking statements, which are included in accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results and performance in future periods to be materially different from any future results or performance suggested by the forward-looking statements in this press release. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that actual results will not differ materially from these expectations, and the Company disclaims any duty to update any forward-looking statements made by the Company. From time to time, these risks, uncertainties and other factors are discussed in the Company’s filings with the Securities and Exchange Commission.

# # #

(Financial Table Follows)

For more information, please contact:

Christopher T. Young	Mike Smargiassi/Brad Edwards
Chief Financial Officer	Brainerd Communicators, Inc.
Entravision Communications Corporation	212-986-6667
310-447-3870

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Operations

(In thousands, except share and per share data)

(Unaudited)

	Three-Month Period Ended March 31,
	2011	2010
Net revenue	$44,044	$43,073

Expenses:
Direct operating expenses	20,821	20,768
Selling, general and administrative expenses	9,243	9,056
Corporate expenses	3,745	3,748
Depreciation and amortization	4,732	4,723

	38,541	38,295

Operating income (loss)	5,503	4,778
Interest expense	(9,443)	(5,514)
Interest income	2	83
Other income (loss)	687	—

Income (loss) before income taxes	(3,251)	(653)
Income tax (expense) benefit	(1,181)	(1,410)

Income (loss) before equity in net income (loss) of nonconsolidated affiliate	(4,432)	(2,063)
Equity in net income (loss) of nonconsolidated affiliate	—	(121)

Net income (loss) applicable to common stockholders	$(4,432)	$(2,184)

Basic and diluted earnings per share:
Net income (loss) per share applicable to common stockholders, basic and diluted	$(0.05)	$(0.03)

Weighted average common shares outstanding, basic and diluted	85,039,298	84,430,204

Entravision Communications

Entravision Communications Corporation

Consolidated Statements of Cash Flows

(Unaudited; in thousands)

	Three-Month Period Ended March 31,
	2011	2010
Cash flows from operating activities:
Net income (loss)	$(4,432)	$(2,184)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	4,732	4,723
Deferred income taxes	638	1,213
Amortization of debt issue costs	539	104
Amortization of syndication contracts	290	272
Payments on syndication contracts	(480)	(704)
Equity in net income (loss) of nonconsolidated affiliate	—	121
Non-cash stock-based compensation	363	459
(Gain) loss on equity investment	(687)	—
Change in fair value of interest rate swap agreements	—	(3,930)
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in accounts receivable	6,807	5,040
(Increase) decrease in prepaid expenses and other assets	(598)	(92)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(10,627)	112

Net cash provided by (used in) operating activities	(3,455)	5,134

Cash flows from investing activities:
Purchases of property and equipment and intangibles	(2,513)	(2,674)
Purchase of a business	(348)	—

Net cash provided by (used in) investing activities	(2,861)	(2,674)

Cash flows from financing activities:
Proceeds from issuance of common stock	27	150
Payments on long-term debt	—	(3,458)
Payments of deferred debt and offering costs	(29)	(362)

Net cash provided by (used in) financing activities	(2)	(3,670)

Net increase (decrease) in cash and cash equivalents	(6,318)	(1,210)
Cash and cash equivalents:
Beginning	72,390	27,666

Ending	$66,072	$26,456

Entravision Communications

Entravision Communications Corporation

Reconciliation of Consolidated Adjusted EBITDA to Cash Flows From Operating Activities

(Unaudited; in thousands)

The most directly comparable GAAP financial measure is operating cash flow. A reconciliation of this non-GAAP measure to cash flows from operating activities for each of the periods presented is as follows:

	Three-Month Period Ended March 31,
	2011	2010
Consolidated adjusted EBITDA (1)	$10,408	$9,528
Interest expense	(9,443)	(5,514)
Interest income	2	83
Income tax (expense) benefit	(1,181)	(1,410)
Amortization of syndication contracts	(290)	(272)
Payments on syndication contracts	480	704
Non-cash stock-based compensation included in direct operating expenses	(51)	(105)
Non-cash stock-based compensation included in selling, general and administrative expenses	(156)	(148)
Non-cash stock-based compensation included in corporate expenses	(156)	(206)
Depreciation and amortization	(4,732)	(4,723)
Gain (loss) on equity investment	687	—
Equity in net income (loss) of nonconsolidated affiliates	—	(121)

Net income (loss)	(4,432)	(2,184)
Depreciation and amortization	4,732	4,723
Deferred income taxes	638	1,213
Amortization of debt issue costs	539	104
Amortization of syndication contracts	290	272
Payments on syndication contracts	(480)	(704)
Equity in net income (loss) of nonconsolidated affiliate	—	121
Non-cash stock-based compensation	363	459
(Gain) loss on equity investment	(687)	—
Change in fair value of interest rate swap agreements	—	(3,930)
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
(Increase) decrease in accounts receivable	6,807	5,040
(Increase) decrease in prepaid expenses and other assets	(598)	(92)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	(10,627)	112

Cash flows from operating activities	$(3,455)	$5,134

(1)	Consolidated adjusted EBITDA is defined on page 1.

Entravision Communications

Entravision Communications Corporation

Reconciliation of Free Cash Flow to Net Income (Loss)

(Unaudited; in thousands)

The most directly comparable GAAP financial measure is net income (loss). A reconciliation of this non-GAAP measure to net income (loss) for each of the periods presented is as follows:

	Three-Month Period Ended March 31,
	2011	2010
Consolidated adjusted EBITDA (1)	$10,408	$9,528
Net interest expense (1)	8,902	9,257
Cash paid (refunded) for income taxes	543	197
Capital expenditures (2)	2,513	2,674

Free cash flow (1)	(1,550)	(2,600)
Capital expenditures (2)	2,513	2,674
Amortization of debt issue costs	(539)	(104)
Change in fair value of interest rate swap agreements	—	3,930
Non-cash income tax expense	(638)	(1,213)
Amortization of syndication contracts	(290)	(272)
Payments on syndication contracts	480	704
Non-cash stock-based compensation included in direct operating expenses	(51)	(105)
Non-cash stock-based compensation included in selling, general and administrative expenses	(156)	(148)
Non-cash stock-based compensation included in corporate expenses	(156)	(206)
Depreciation and amortization	(4,732)	(4,723)
Equity in net income (loss) of nonconsolidated affiliates	—	(121)
Gain (loss) on equity investment	687	—

Net income (loss)	$(4,432)	$(2,184)

(1)	Consolidated adjusted EBITDA, net interest expense and free cash flow are defined on page 1.
(2)	Capital expenditures is not part of the consolidated statement of operations.